                                                                    EXHIBIT 99.O


                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                         CRICO OF JAMES STREET CROSSING
                              LIMITED PARTNERSHIP

                               DECEMBER 31, 1994

               CRICO of James Street Crossing Limited Partnership

                               TABLE OF CONTENTS



                                                            PAGE


INDEPENDENT AUDITORS' REPORT                                  3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS AND LIABILITIES -
       INCOME TAX BASIS                                       5


     STATEMENT OF PROFIT AND LOSS -
       INCOME TAX BASIS                                       6


     STATEMENT OF PARTNERS' DEFICIT -
       INCOME TAX BASIS                                       8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS               9


     NOTES TO FINANCIAL STATEMENTS                           10

                  [LETTERHEAD OF REZNICK FEDDER & SILVERMAN]


                         INDEPENDENT AUDITORS' REPORT



To the Partners
CRICO of James Street Crossing Limited Partnership

     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of James Street Crossing Limited Partnership as of December 31, 1994, and the related statements of profit and loss - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of James Street Crossing Limited Partnership as of December 31, 1994, and its profit and loss, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in note A.

           [BOTTOM PART OF LETTERHEAD OF REZNICK FEDDER & SILVERMAN]

     As discussed in note B, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations. The partnership's lender, an affiliated entity, has represented that it will not foreclose on the partnership's defaulted loan prior to January 2, 1996. While the lender has no immediate plans to foreclose on the property subsequent to that date, the partnership does not expect to be able to cure the default at that time. Therefore, there can be no assurance that the lender will not exercise its rights under the loan agreement subsequent to that date.

                                                /s/ Reznick Fedder & Silverman

Bethesda, Maryland
January 26, 1995

               CRICO of James Street Crossing Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1994


                                     ASSETS

INVESTMENT IN REAL ESTATE
  Building                                                  $12,304,688
  Personal property                                             672,009
                                                            -----------
                                                             12,976,697
  Less accumulated
    depreciation                                              1,024,913
                                                            -----------
                                                             11,951,784
  Land                                                        1,661,834
                                                            -----------
                                                             13,613,618
  Tenants' security deposits, separately
    held in a noninterest-bearing account                        66,227
  Cash and investments held by
    bond servicer                                               352,648
                                                            -----------
                                                             14,032,493
OTHER ASSETS
  Cash                                          $116,953
  Accounts receivable - tenants                    3,201
  Prepaid insurance                               18,603
  Subscriptions receivable                           100        138,857
                                                --------    -----------
                                                            $14,171,350
                                                            ===========

                                  LIABILITIES

LIABILITIES APPLICABLE TO REAL ESTATE
  Mortgage payable                                          $13,878,001
  Accrued interest payable                                    1,429,729
                                                            -----------
                                                             15,307,730
  Tenants' security deposits
    liability                                                    61,606
  Assessments payable, including
    accrued interest of $5,881                                  134,307
  Accrued mortgage servicing fee                                412,004
                                                            -----------
                                                             15,915,647

OTHER LIABILITY
 Accounts payable                                                43,099
                                                            -----------
        Total liabilities                                    15,958,746

CONTINGENCY                                                           -

PARTNERS' DEFICIT                                            (1,787,396)
                                                            -----------

                                                            $14,171,350
                                                            ===========


                       See notes to financial statements

Statement of                                          U.S. DEPARTMENT OF HOUSING
Profit and Loss - Income Tax                          AND URBAN DEVELOPMENT
Basis                                                 Office of Housing
                                                      Federal Housing
                                                      Commissioner

                                                                          [LOGO]
                                       OMB Approval No. 2502-0052 (exp. 8/31/92)
--------------------------------------------------------------------------------
Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and Urban Development, Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.

For Month/Period                      HUD Project Number:    Project Name: CRICO of James
Beginning: 1/1/94  Ending: 12/31/94                          Street Crossing Limited Partnership
-------------------------------------------------------------------------------------------------------------------
Part I                      DESCRIPTION OF ACCOUNT                      ACCOUNT NO.     AMOUNT*
-------------------------------------------------------------------------------------------------------------------
                Apartments or Member Carrying Charges (Coops)              5120       $2,135,474
                --------------------------------------------------------------------------------
                Tenant Assistance Payments                                 5121       $
                --------------------------------------------------------------------------------
  RENTAL        Furniture and Equipment                                    5130       $    3,549
                --------------------------------------------------------------------------------
  INCOME        Stores and Commercial                                      5140       $
                --------------------------------------------------------------------------------
   5100         Garage and Parking Spaces                                  5170       $   48,091
                --------------------------------------------------------------------------------
                Flexible Subsidy Income                                    5180       $
                --------------------------------------------------------------------------------
                Miscellaneous (Specify) Prepaid Rent                       5190       $   36,570
                ---------------------------------------------------------------------------------------------------
                TOTAL RENT REVENUE   Potential at 100% Occupancy                                        $ 2,223,684
-------------------------------------------------------------------------------------------------------------------
                Apartments                                                 5220       $ (188,479)
                --------------------------------------------------------------------------------
                Furniture and Equipment                                    5230       $(        )
                --------------------------------------------------------------------------------
 VACANCIES      Stores and Commercial                                      5240       $(        )
                --------------------------------------------------------------------------------
  5200          Garage and Parking Spaces                                  5270       $(        )
                --------------------------------------------------------------------------------
                Miscellaneous (Specify)                                    5290       $(        )
                ---------------------------------------------------------------------------------------------------
                TOTAL VACANCIES                                                                         $  (188,479)
                ---------------------------------------------------------------------------------------------------
                NET RENTAL REVENUE   Rent Revenue Less Vacancies                                        $ 2,035,205
-------------------------------------------------------------------------------------------------------------------
                ELDERLY AND CONGREGATE SERVICES INCOME-5300
                TOTAL SERVICE INCOME (SCHEDULE ATTACHED)                   5300       $                 $
-------------------------------------------------------------------------------------------------------------------
                Interest Income-Project Operations                         5410       $    2,620
                --------------------------------------------------------------------------------
  FINANCIAL     Income from Investments-Residual Receipts                  5430       $
                --------------------------------------------------------------------------------
   REVENUE      Income from Investments-Reserve for Replacement            5440       $    6,410
                --------------------------------------------------------------------------------
    5400        Income from Investments-Miscellaneous                      5490       $    2,581
                ---------------------------------------------------------------------------------------------------
                TOTAL FINANCIAL REVENUE                                                                 $    11,611
-------------------------------------------------------------------------------------------------------------------
                Laundry and Vending                                        5910       $      401
                --------------------------------------------------------------------------------
                NSF and Late Charges                                       5920       $   10,529
                --------------------------------------------------------------------------------
   OTHER        Damages and Cleaning Fees                                  5930       $
                --------------------------------------------------------------------------------
  REVENUE       Forfeited Tenant Security Deposits                         5940       $   44,937
                --------------------------------------------------------------------------------
   5900         OTHER REVENUE (SPECIFY) See Note F                         5990       $   35,074
                ---------------------------------------------------------------------------------------------------
                TOTAL OTHER REVENUE                                                                     $    90,941
                ---------------------------------------------------------------------------------------------------
                TOTAL REVENUE                                                                           $ 2,137,757
-------------------------------------------------------------------------------------------------------------------
                Advertising                                                6210       $   32,056
                --------------------------------------------------------------------------------
                Other Renting Expenses See Note F                          6250       $   50,045
                --------------------------------------------------------------------------------
                Office Salaries                                            6310       $   44,498
                --------------------------------------------------------------------------------
                Office Supplies                                            6311       $    5,619
                --------------------------------------------------------------------------------
                Office or Model Apartment Rent                             6312       $   15,097
                --------------------------------------------------------------------------------
ADMINISTRATIVE  Management Fee                                             6320       $   70,406
                --------------------------------------------------------------------------------
  EXPENSES      Manager or Superintendent Salaries                         6330       $   27,552
                --------------------------------------------------------------------------------
  6200/6300     Manager or Superintendent Rent Free Unit                   6331       $
                --------------------------------------------------------------------------------
                Legal Expenses (Project)                                   6340       $    4,552
                --------------------------------------------------------------------------------
                Auditing Expenses (Project)                                6350       $    6,107
                --------------------------------------------------------------------------------
                Computer Fees                                              6351       $    1,305
                --------------------------------------------------------------------------------
                Telephone and Answering Services                           6360       $   11,759
                --------------------------------------------------------------------------------
                Bad Debts                                                  6370       $   18,485
                --------------------------------------------------------------------------------
                Misc Administrative Expenses (Specify) See Note F          6390       $   15,120
                ---------------------------------------------------------------------------------------------------
                TOTAL ADMINISTRATIVE EXPENSES                                                           $   302,601
-------------------------------------------------------------------------------------------------------------------
                Fuel Oil/Coal                                              6420       $
                --------------------------------------------------------------------------------
  UTILITIES     Electricity                                                6450       $   22,796
                --------------------------------------------------------------------------------
   EXPENSE      Water                                                      6451       $   36,299
                --------------------------------------------------------------------------------
    6400        Gas                                                        6452       $    2,386
                --------------------------------------------------------------------------------
                Sewer                                                      6453       $   71,852
                ---------------------------------------------------------------------------------------------------
                TOTAL UTILITIES EXPENSE                                                                 $   133,333
-------------------------------------------------------------------------------------------------------------------

* All amounts must be             Page 1 of 2              form HUD-92410 (7/91)
  rounded to the nearest                                     ref Handbook 4370.2
  dollar, $.50 and over,
  round up - $.49 and
  below round down.

-------------------------------------------------------------------------------------------------------------------
                Janitor and Cleaning Payroll                               6510       $   23,697
                --------------------------------------------------------------------------------
                Janitor and Cleaning Supplies                              6515       $    2,257
                --------------------------------------------------------------------------------
                Janitor and Cleaning Contract                              6517       $   15,410
                --------------------------------------------------------------------------------
                Exterminating Payroll/Contract                             6519       $    6,207
                --------------------------------------------------------------------------------
                Exterminating Supplies                                     6520       $
                --------------------------------------------------------------------------------
                Garbage and Trash Removal                                  6525       $   35,746
                --------------------------------------------------------------------------------
                Security Payroll/Contract                                  6530       $   15,426
                --------------------------------------------------------------------------------
                Grounds Payroll                                            6535       $
                --------------------------------------------------------------------------------
                Grounds Supplies                                           6536       $    6,146
                --------------------------------------------------------------------------------
OPERATING AND   Grounds Contract                                           6537       $   35,057
                --------------------------------------------------------------------------------
 MAINTENANCE    Repairs Payroll                                            6540       $   45,091
                --------------------------------------------------------------------------------
  EXPENSES      Repairs Material                                           6541       $   70,810
                --------------------------------------------------------------------------------
   6500         Repairs Contract                                           6542       $   57,572
                --------------------------------------------------------------------------------
                Elevator Maintenance/Contract                              6545       $
                --------------------------------------------------------------------------------
                Heating/Cooling Repairs and Maintenance                    6546       $
                --------------------------------------------------------------------------------
                Swimming Pool Maintenance/Contract                         6547       $    2,042
                --------------------------------------------------------------------------------
                Snow Removal                                               6548       $
                --------------------------------------------------------------------------------
                Decorating Payroll/Contract                                6560       $
                --------------------------------------------------------------------------------
                Decorating Supplies                                        6561       $
                --------------------------------------------------------------------------------
                Other                                                      6570       $
                --------------------------------------------------------------------------------
                Miscellaneous Operating and Maintenance Expenses           6590       $    3,715
                ---------------------------------------------------------------------------------------------------
                TOTAL OPERATING AND MAINTENANCE EXPENSES                                                $   319,176
-------------------------------------------------------------------------------------------------------------------
                Real Estate Taxes                                          6710       $  215,404
                --------------------------------------------------------------------------------
                Payroll Taxes (FICA)                                       6711       $   23,727
                --------------------------------------------------------------------------------
                Miscellaneous Taxes, Licenses and Permits                  6719       $    6,311
                --------------------------------------------------------------------------------
 TAXES AND      Property and Liability Insurance (Hazard)                  6720       $   23,296
                --------------------------------------------------------------------------------
 INSURANCE      Fidelity Bond Insurance                                    6721       $
                --------------------------------------------------------------------------------
   6700         Workmen's Compensation                                     6722       $    3,815
                --------------------------------------------------------------------------------
                Health Insurance & Other Employee Benefits                 6723       $    8,194
                --------------------------------------------------------------------------------
                Other Insurance (Specify)                                  6729       $
                ---------------------------------------------------------------------------------------------------
                TOTAL TAXES AND INSURANCE                                                               $   280,747
-------------------------------------------------------------------------------------------------------------------
                Interest on Bonds Payable                                  6810       $
                --------------------------------------------------------------------------------
                Interest on Mortgage Payable                               6820       $1,335,758
                --------------------------------------------------------------------------------
 FINANCIAL      Interest on Notes Payable Special Assessment               6830       $   10,462
                --------------------------------------------------------------------------------
 EXPENSES       Interest on Notes Payable (Short-Term)                     6840       $
                --------------------------------------------------------------------------------
  6800          Mortgage Servicing Fee                                     6850       $   86,738
                --------------------------------------------------------------------------------
                Miscellaneous Financial Expenses                           6890       $   44,395
                ---------------------------------------------------------------------------------------------------
                TOTAL FINANCIAL EXPENSES                                                                $ 1,477,353
-------------------------------------------------------------------------------------------------------------------
 ELDERLY &      Total Service Expenses-Schedule Attached                   6900                         $
                ---------------------------------------------------------------------------------------------------
                Total Cost of Operations Before Depreciation                                            $ 2,513,210
                ---------------------------------------------------------------------------------------------------
  SERVICE       PROFIT (LOSS) BEFORE DEPRECIATION                                                       $  (375,453)
                ---------------------------------------------------------------------------------------------------
 EXPENSES       Depreciation (Total)-6600 (Specify)                        6600                         $   611,973
                ---------------------------------------------------------------------------------------------------
   6900         OPERATING PROFIT OR (LOSS)                                                              $  (987,426)
-------------------------------------------------------------------------------------------------------------------
                Officer Salaries                                           7110       $
                --------------------------------------------------------------------------------
CORPORATE OR    Legal Expenses (Entity)                                    7120       $
                --------------------------------------------------------------------------------
 MORTGAGOR      Taxes (Federal-State-Entity)                             7130-32      $
                --------------------------------------------------------------------------------
  ENTITY        Other Expenses (Entity)                                    7190       $
                ---------------------------------------------------------------------------------------------------
 EXPENSES       TOTAL CORPORATE EXPENSES                                              $
                ---------------------------------------------------------------------------------------------------
   7100         NET PROFIT OR (LOSS)                                                                    $  (987,426)
-------------------------------------------------------------------------------------------------------------------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729,
3802) Miscellaneous or other Income and Expenses Sub-account Groups. If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.

-------------------------------------------------------------------------------------------------------------------
Part II
-------------------------------------------------------------------------------------------------------------------
1.  Total principal payments required under the mortgage, even if payments under a Workout Agreement
    are less or more than those required under the mortgage.                                            $       N/A
-------------------------------------------------------------------------------------------------------------------
2.  Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if
    payments may be temporarily suspended or waived.                                                    $       N/A
-------------------------------------------------------------------------------------------------------------------
3.  Replacement or Painting Reserve releases which are included as expense items on the Profit and
    Loss statement.                                                                                     $       N/A
-------------------------------------------------------------------------------------------------------------------
4.  Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as
    expense items on this Profit and Loss statement.                                                    $       N/A
-------------------------------------------------------------------------------------------------------------------

                                 Page 2 of 2                    Form  HUD-92410

                       See notes to financial statements

               CRICO of James Street Crossing Limited Partnership

               STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS

                          Year ended December 31, 1994



Partners' deficit, beginning,
  as originally stated                             $  (751,970)

Prior period adjustment                                (48,000)
                                                    ----------

Partners' deficit, beginning, as restated             (799,970)

Net loss                                              (987,426)
                                                    ----------

Partners' deficit, end                             $(1,787,396)
                                                   ===========



                       See notes to financial statements

               CRICO of James Street Crossing Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1994



                 Cash flows from operating activities
  Net loss                                             $(987,426)
  Adjustments to reconcile net loss to net
  cash provided by operating activities
    Depreciation                                         611,973
    Tenants' security deposits - net                     (16,525)
    Increase in accounts receivable - tenants             (2,271)
    Increase in prepaid insurance                         (1,508)
    Increase in cash and investments held by
      bond servicer                                       (4,709)
    Increase in accrued interest                         456,267
    Increase in accounts payable - operations              2,353
    Increase in accrued mortgage servicing fee            86,738
                                                       ---------

          Net cash provided by operating activities      144,892
                                                       ---------

Cash flows from investing activities
  Increase in cash and investments held
    by bond servicer                                     (70,286)
                                                       ---------

          Net cash used in investing activities          (70,286)
                                                       ---------

Cash flows from financing activities
  Payments of special assessments payable                (33,960)
                                                       ---------

          Net cash used in financing activities          (33,960)
                                                       ---------

          NET INCREASE IN CASH                            40,646

Cash, beginning                                           76,307
                                                       ---------

Cash, end                                              $ 116,953
                                                       =========

Supplemental disclosure of cash flow information
  Cash paid during the year for interest                $889,953
                                                       =========



                       See notes to financial statements

               CRICO of James Street Crossing Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1994



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

  The partnership was formed as a limited partnership under the laws of the State of Washington on March 24, 1993, for the purpose of constructing, owning and operating a rental housing project. The project consists of 300 units located in the City of Kent, Washington and operates under the name of CRICO of James Street Crossing.

  Income Tax Basis of Accounting
  ------------------------------

  The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized when received.

  Investment in Real Estate and Depreciation
  ------------------------------------------

  Investment in real estate is carried at cost.

  Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by use of the straight-line and declining-balance methods.

  Income Taxes
  ------------

  No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

  Provision for Doubtful Accounts
  -------------------------------

  The partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

               CRICO of James Street Crossing Limited Partnership

                               December 31, 1994



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

  Rental Income
  -------------

  Rental income is recognized as rentals become due. Rents received in advance are included in rental income. All leases between the partnership and tenants of the property are operating leases.


NOTE B - RELATED PARTY TRANSACTIONS

  The general partner of the partnership, CRICO of James Street, Inc., a Maryland corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project.

  Cash and Investments Held by Bond Servicer
  ------------------------------------------

  Mortgage Escrow
  ---------------

  The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes, special assessments and insurance premiums to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. (the servicer). The servicer is a related party of the general partner.

  Reserve for Replacements
  ------------------------

  The partnership is required to make monthly deposits to the reserve for replacement account maintained by the servicer. The fund is to be used for the replacement of project assets. The required annual deposits into the reserve for replacement account is $64,000 for 1994 and each year thereafter.

               CRICO of James Street Crossing Limited Partnership

                               December 31, 1994


NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  At December 31, 1994, cash and investments held by the bond servicer consist of the following:

                                   Mortgage    Reserve for
                                   escrows    replacements
                                  ----------  -------------

  Balance at December 31, 1993    $  71,495       $206,158
  Deposits                          265,200         64,016
  Interest income                     2,581          6,410
  Withdrawals:
    Taxes                          (238,077)             -
    Insurance                       (24,804)             -
    Service charges                    (191)          (140)
                                  ---------       --------

  Balance at December 31, 1994    $  76,204       $276,444
                                  =========       ========
  Mortgage Payable
  ----------------

  Financing has been provided to the partnership through the issuance of tax-exempt bonds by the Washington State Housing Finance Commission in the total amount of $13,878,001, which are evidenced by a mortgage loan agreement with Capital Realty Investors Tax Exempt Fund Limited Partnership (CRITEF), the bondowner, a related party. The maturity date of the mortgage is November 15, 1999. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

  The mortgage note provides for base interest payable at the rate of 9.625% per annum through the maturity date. Primary contingent interest is payable each quarter, at the rate of 2% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 4.375% per annum, out of 60% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid construction period deferred interest, primary contingent interest and supplemental contingent interest is deferred until the earlier of the sale or refinancing of the project or maturity. The deferred interest has not been recorded on the books of the partnership.

               CRICO of James Street Crossing Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

  As of December 31, 1994, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage. CRITEF has represented that it will not foreclose on the project through January 2, 1996.

  Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1994, accrued base interest was $1,429,729. Interest accrues on the unpaid base interest at a compounded rate of 9.625%.

  During year ended December 31, 1994, the partnership recorded the base interest and did not record interest accrued on the unpaid base interest of $116,625, primary contingent interest of $277,560 and supplemental contingent interest of $607,162. At December 31, 1994, interest accrued on the unpaid base interest, primary and supplemental contingent interest and construction period base interest of $7,245,141 has not been recorded. Total interest incurred on the mortgage for the year ended December 31, 1994 is as follows:

               CRICO of James Street Crossing Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

                                              Currently
                                  Deferred     payable      Total
                                 ----------  -----------  ----------

  Base interest                  $        -  $1,335,758   $1,335,758
  Interest on interest              116,625           -      116,625
  Primary contingent interest       277,560           -      277,560
  Supplemental contingent
    interest                        607,162           -      607,162
                                 ----------  ----------   ----------

  Total interest incurred         1,001,347   1,335,758   $2,337,105
                                                          ==========

  Accrued interest, beginning     6,243,794     973,462
  Interest paid                           -    (879,491)
                                 ----------  ----------

  Accrued interest, ending       $7,245,141  $1,429,729
                                 ==========  ==========

  Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20% of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

  The liability of the partnership under the mortgage is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the mortgagee.

               CRICO of James Street Crossing Limited Partnership

                               December 31, 1994


NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

  The partnership is required to pay the servicer a mortgage servicing fee equal to 0.625% of the outstanding principal balance of the loan. The fee is payable monthly on each base interest payment date. Any unpaid fees shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1994, $412,004 has been accrued and $86,738 was charged to operations.

  Management Agreement
  --------------------

  CRICO Management Northwest, Inc., a related party to the general partner of the partnership, managed the property through January 31, 1994. Effective February 1, 1994, the property management responsibilities were assigned from CRICO Management Northwest, Inc. to CAPREIT Residential Corporation, an unrelated entity. Management fees are payable to CAPREIT Residential Corporation at the same rate and same terms as under the agreement with CRICO Management Northwest, Inc.

  Management fees are equal to 3.5% of Gross Revenues received, as defined. For the year ended December 31, 1994, management fees totalling $70,406 were charged to operations and $6,413 is payable at December 31, 1994. Management fees paid to CRICO Management Northwest, Inc. of $5,919 were charged to operations during 1994.

NOTE C - ASSESSMENTS PAYABLE

  The assessments payable is due to the City of Kent, Washington. Principal payments of $11,675 plus accrued interest at 7.85% is payable annually. The loan is due in full on June 20, 2005.

NOTE D - CONTINGENCY

  The original owners of the property entered into an Off-Site Wetland Mitigation Plan when constructing the property. The work required under the plan, which the partnership has estimated to cost approximately $150,000, was never performed. The U.S. Army Corps of Engineers has asserted that the partnership became liable under the Plan by taking title to the

               CRICO of James Street Crossing Limited Partnership

                               December 31, 1994



NOTE D - CONTINGENCY (Continued)

  property. The partnership has disputed this assertion and requested the Corps to cite legal authority for its position. To date, the Corps has failed to cite any such authority. Therefore, the effect of this claim has not been recognized in the accompanying financial statements.

NOTE E - PRIOR PERIOD ADJUSTMENT

  The partnership elected an accelerated depreciation method in preparation of filing the 1993 tax return. The books and records had reflected a straight-line method of depreciation. The difference of $48,000 has been recorded as a prior period adjustment.

NOTE F - SCHEDULES TO SUPPORT HUD STATEMENT OF PROFIT AND LOSS

  Miscellaneous other revenue - Account No. 5990:

  Tax assessment adjustment                           $21,749
  Bad debt collections                                  3,730
  Pet fees                                              3,100
  Application fees                                      2,180
  Insurance claim reimbursement                         1,002
  Other                                                 3,313
                                                      -------
                                                      $35,074
                                                      =======


  Other renting expenses - Account No. 6250:

  Rental concessions                                  $41,346
  Resident retention                                    3,862
  Resident referrals                                    3,900
  Credit reports                                          937
                                                      -------
                                                      $50,045
                                                      =======

               CRICO of James Street Crossing Limited Partnership

                               December 31, 1994



NOTE F - SCHEDULES TO SUPPORT HUD STATEMENT OF PROFIT AND LOSS
         (Continued)
  Miscellaneous administrative expenses - Account No. 6390:

  Bank charges                                        $  565
  Employee relations                                   3,973
  Furniture rental                                     2,777
  Miscellaneous                                        1,779
  Security consultant                                  6,026
                                                      ------
                                                     $15,120
                                                     =======


  Miscellaneous financial expenses - Account No. 6890:

  Annual trust fees                                   $ 4,000
  Monitoring fee                                        5,700
  State agency fee                                     34,695
                                                      -------
                                                      $44,395
                                                      =======